UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 2, 2012


                              RAIDER VENTURES INC.
             (Exact name of registrant as specified in its charter)

          Nevada                       000-54667                 20-8624019
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)         Identification Number)

711 S. Carson Street, Suite 4, Carson City, NV                     89701
   (Address of principal executive offices)                      (zip code)

                                 (775) 476-8254
              (Registrant's telephone number, including area code)

                             Northern Minerals Inc.
              167 Caulder Drive, Oakville, Ontario, Canada L6J 4T2
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On November 2, 2012, Board of Directors of the registrant accepted the resignation of Hamilton P.C. as its independent registered public accounting firm. On the same date, the accounting firm of Kyle L. Tingle, CPA, LLC was engaged as the Registrant's new independent registered public accounting firm.

The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the resignation of Hamilton, P.C. and the engagement of Kyle L. Tingle, CPA, LLC as its independent auditor.

None of the reports of Hamilton, P.C. on the financial statements of Raider Ventures Inc. for either of the year or subsequent interim periods contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal years ended March 31, 2012 a going concern qualification in the registrant's audited financial statements. We have had no disagreements with Hamilton, P.C., whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Hamilton, P.C satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on our financial statements.

We have provided Hamilton, P. C. with a copy of the foregoing disclosure, and have requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. We are including as an Exhibit to this Form 8-K, a copy of the letter from Hamilton, P.C. as required by Item 304(a)(3) of Regulation S-K.

There were no other "reportable events" as that term is described in Item 304(a)(1)(iv) of Regulation S-B occurring within the registrant's two most recent fiscal years and the subsequent interim period ending November 2, 2012

On November 2, 2012, the registrant engaged Kyle L. Tingle, CPA, LLC as its independent accountant. During the most recent fiscal year, since inception, and the interim periods preceding the engagement, the registrant has not consulted Kyle L. Tingle, CPA, LLC regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

16.1 Letter from Hamilton, P.C., dated November 14, 2012, to the Securities and Exchange Commission regarding statements included in this Form 8-K

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Raider Ventures Inc.
                                         (Registrant)


Date: November 14, 2012                  By: /s/ Larry Segal
                                             -----------------------------------
                                             Larry Segal
                                             Chief Executive Officer
                                             Chief Financial Officer

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